Exhibit 4.2

COMMON STOCK
SHARES
CUSIP 82657M 10 5
SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT
IS THE RECORD HOLDER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF
SIGHT SCIENCES, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile signatures of the Corporation’s duly authorized officers.
Dated:
CHIEF EXECUTIVE OFFICER
CHIEF FINANCIAL OFFICER
AUTHORIZED SIGNATURE
TRANSFER AGENT AND REGISTRAR
(Brooklyn, NY)
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
BY
COUNTERSIGNED AND REGISTERED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right
of survivorship and not as
tenants in common
UNIF GIFT MIN ACT — Custodian
(Cust)
(State)
(Minor)
Under Uniform Gifts to Minors
Act
Additional abbreviations may also be used though not in the above list.
For value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
Signature(s) Guaranteed:
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION
OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.